EXHIBIT 10.1


VALENCE TECHNOLOGY, INC.



November 4, 2002


Mr. Carl E. Berg
Berg & Berg Enterprises, LLC
10050 Bandley Dr.
Cupertino, CA  95014

Re:  Waiver of Conditions of Equity Line of Credit

Dear Mr. Berg:

     Valence Technology, Inc. (the "Company") and Berg & Berg Enterprises, LLC entered into a financing commitment on March 20, 2002. The terms of the commitment were provided in an Equity Line of Credit Term Sheet (the "Equity Line"). This letter is to formally document our understanding that each of the "Conditions to Funding" as outlined in the Equity Line, except for item (i) which states that there has been no change in the CEO of the Company, are hereby waived for the Company's third and fourth fiscal quarters of its fiscal year 2003.

     Kindly indicate your acceptance of the waivers described above by signing and returning the enclosed copy of this letter.

                                                   Sincerely,

                                                   VALENCE TECHNOLOGY, INC.

                                                   /S/ KEVIN W.MISCHNICK
                                                   ----------------------------
                                                   Kevin W. Mischnick
                                                   VP of Finance

ACCEPTED AND AGREED:

BERG & BERG ENTERPRISES, LLC

/S/ CARL E. BERG
-------------------------------
Carl E. Berg, Managing Member